UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — November 28, 2016
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 7.01.    Regulation FD Disclosure.

On November 28, 2016, Assured Guaranty Municipal Corp., an indirect subsidiary of Assured Guaranty Ltd., issued a press release announcing that the New York State Department of Financial Services has approved its request to repurchase approximately $300 million of shares from its direct parent, Assured Guaranty Municipal Holdings Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press Release of Assured Guaranty Municipal Corp., dated November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.

By: /s/ Robert A Bailenson
Name: Robert A. Bailenson
Title: Chief Financial Officer

Date: November 28, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Assured Guaranty Municipal Corp., dated November 28, 2016